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- Some of the terms and other information in this presentation are defined and discussed more fully in our Form 10-Q for the quarter ended March 31, 2020 ("Q1 2020 Form 10-Q") and Form 10-K for year ended December 31, 2019 ("2019 Form 10-K"). This presentation should be reviewed together with the Q1 2020 Form 10-Q, and the 2019 Form 10-K, which are available at www.fanniemae.com in the "About Us—Investor Relations—SEC Filings" section. Information on or available through our website is not part of this supplement.
- Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.
- Due to rounding, amounts reported in this presentation may not sum to totals indicated (ie. 100%), or amounts shown as 100% may not reflect the entire population.
- Unless otherwise indicated "YTD 2020" data is as of is as of March 31, 2020 or for the first three months of 2020. Data for prior years is as of December 31 or for the full year indicated.
- Note references are to endnotes, appearing on pages 23 to 27.
- Impacts of COVID-19 outbreak are not reflected in most of the data reported in this supplement, because the data is as of or for the period ended March 31, 2020. Fannie Mae expects the COVID-19 outbreak will impact future periods.
- Terms used in presentation

  CAS: Connecticut Avenue Securities®

  CIRT™: Credit Insurance Risk Transfer™

  CRT: credit risk transfer

  DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower's outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower's reported or calculated monthly income, to the extent the income is used to qualify for the mortgage

  DUS®: Fannie Mae's Delegated Underwriting and Servicing program

  HARP®: Home Affordable Refinance Program®, registered trademarks of the Federal Housing Finance Agency, which allowed eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans

  LTV ratio: loan-to-value ratio

  MSA: metropolitan statistical area

  MTMLTV ratio: mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end

  OLTV ratio: origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price at origination of the loan

  Refi Plus™: our Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers

  REO: real estate owned

  TCCA: Temporary Payroll Tax Cut Continuation Act of 2011

  UPB: unpaid principal balance

© 2020 Fannie Mae
Q1 2020 Financial Supplement 2

Table of Contents

Overview

COVID-19 Outbreak: Our Mission, Our Response	5
Corporate Financial Highlights	6
Market Liquidity	7
Key Market Economic Indicators	8
Net Worth, Treasury Funding and Senior Preferred Stock Dividends	9

Single-Family Business

Single-Family Highlights	11
Certain Credit Characteristics of Single-Family Conventional Loan Acquisitions	12
Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business	13
Single-Family Credit Risk Transfer	14
Single-Family Problem Loan Statistics	15
Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business	16
Single-Family Cumulative Default Rates	17

Multifamily Business

Multifamily Highlights	19
Certain Credit Characteristics of Multifamily Loan Acquisitions	20
Certain Credit Characteristics of Multifamily Guaranty Book of Business	21
Multifamily Serious Delinquency Rates and Credit Losses	22

Endnotes

Financial Overview Endnotes	24
Single-Family Business Endnotes	25
Multifamily Business Endnotes	27

© 2020 Fannie Mae

Q1 2020 Financial Supplement 3

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Our Mission, Our Response

Fannie Mae took quick action to ensure our people, our customers, the mortgage market, and those who rely on it can continue to operate and recover from the COVID-19 outbreak

People

- ~7,500 employees (nearly all) working remotely
- Enhanced support for employees and families
- Employees donated more than $90,000 in March, including company matching funds
- Continued to pay most contractors (e.g. cafeteria staff) and accelerated payments to identified small businesses

Customers

- Provided $82.9 billion in liquidity to the SF and MF mortgage markets in March, including $40.1 billion through whole-loan conduit, to support lenders, including community lenders
- Provided mortgage originators temporary flexibilities for employment verification, appraisals and more
- Limited the duration of P&I advances by SF servicers to four months
- Purchasing from lenders recently originated SF mortgages in forbearance that meet eligibility criteria

Homeowners and Renters

- Suspended foreclosures and foreclosure-related evictions for homeowners
- Provided mortgage payment relief through forbearance on over 1 million SF loans, and we expect the volume to grow substantially
- No late fees for homeowners in a forbearance plan
- Will provide homeowners repayment plans, payment deferral and loan modification options to help them after forbearance period ends
- Homeowners who comply with their forbearance plan and were current prior to receiving COVID-19-related forbearance will be reported as current to credit bureaus
- Updated **KnowYourOptions.com** to inform and explain options available to homeowners and renters
- Offered MF borrowers mortgage forbearance with the condition that they suspend all evictions for renters unable to pay rent

© 2020 Fannie Mae

Q1 2020 Financial Supplement 5

Corporate Financial Highlights

Summary of Q1 2020 Financial Results

(Dollars in millions)	Q1 2020	Q4 2019	Variance
Net interest income[1]	**$5,347**	$5,923	(576)
Fee and other income	**308**	131	177
Net revenues	**5,655**	6,054	(399)
Investment gains (losses), net	**(158)**	923	(1,081)
Fair value gains (losses), net	**(276)**	84	(360)
Administrative expenses	**(749)**	(786)	37
Benefit (provision) for credit losses	**(2,583)**	279	(2,862)
Foreclosed property expense	**(80)**	(151)	71
Total credit-related income (expense)	**(2,663)**	128	(2,791)
TCCA fees	**(637)**	(626)	(11)
Credit enhancement expense[2]	**(331)**	(306)	(25)
Other expenses, net	**(263)**	(241)	(22)
Income before federal income taxes	**578**	5,230	(4,652)
Provision for federal income taxes	**(117)**	(865)	748
Net income	**$461**	$4,365	$(3,904)
Total comprehensive income	**$476**	$4,266	$(3,790)

Sources of Net Interest Income and Retained Mortgage Portfolio Balance



% Net Interest Income
100%
75%
50%
25%
0%
$272.4
$230.8
$179.2
$153.6
$151.4
2016
2017
2018
2019
YTD 2020
$600
$400
$200
$0
Retained Mortgage Portfolio (Dollars in billions)
% Net interest income from guaranty book of business(3)
% Net interest income from retained mortgage portfolio(4)
Retained mortgage portfolio, at end of period

Key Highlights

- Fannie Mae reported net income of $461 million for first quarter of 2020 compared to net income of $4.4 billion for fourth quarter of 2019. The decrease in net income was due primarily to a shift from credit-related income to credit-related expense. The $2.7 billion of credit-related expense for the quarter reflected a $4.1 billion increase in the allowance for loan losses as a result of the economic disruption caused by the COVID-19 outbreak.

© 2020 Fannie Mae

Q1 2020 Financial Supplement 6

Market Liquidity

Key Highlights: Liquidity Provided In Q1 2020

Fannie Mae provided $204.6 billion in liquidity to the mortgage market in the first quarter of 2020, including $86.1 billion through its whole loan conduit, enabling the financing of approximately 854,000 home purchases, refinancings, or rental units.

Unpaid Principal Balance	Units
$68.8B	256K Single-Family Home Purchases
$121.7B	439K Single-Family Refinancings
$14.1B	159K Multifamily Rental Units

Providing Liquidity to the Mortgage Market



Units in millions
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.2
1.1
1.4
0.7
3.0
1.2
1.0
0.8
2.7
1.2
0.7
0.8
3.0
1.2
1.1
0.7
0.9
0.3
0.4
0.2
2016
2017
2018
2019
YTD 2020
Home Purchases
Refinancings
Rental Units

© 2020 Fannie Mae

Q1 2020 Financial Supplement 7

Key Market Economic Indicators

Benchmark Interest Rates



4.14%
3.13%
2.40%
4.44%
3.46%
2.74%
4.06%
3.11%
2.41%
3.50%
1.80%
0.67%
3/31/2017
3/31/2018
3/31/2019
3/31/2020
30-year FRM rate(5)
10-year Treasury rate
30-year Fannie Mae MBS par coupon rate

U.S. GDP Growth Rate and Unemployment Rate(6)



Rate (as of period end)
6%
4%
2%
0%
-2%
-4%
-6%
4.7%
4.1%
3.9%
3.5%
4.4%
1.6%
2.4%
2.9%
2.3%
(4.8)%
2016
2017
2018
2019
YTD 2020
Growth in GDP, annualized change
U.S. unemployment rate

One Year Price Change Q1 2020(7)
United States 5.6%



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
NC
WV
VA
PA
NY
MD
DE
NJ
VT
NH
MA
CT
RI
ME
AK
HI
State Growth Rate:
0.0 to 4.9%
5.0 to 9.9%
10% and above

Single-Family Home Price Growth Rate(7)



Home Price Growth
8%
6%
4%
2%
0%
5.3%
5.9%
5.3%
4.9%
1.3%
2016
2017
2018
2019
YTD 2020

Top 10 States by UPB(7)

State	State Home Price Growth Rate	Share of Single-Family Conventional Guaranty Book
CA	5.55%	19.1%
TX	3.75%	6.5%
FL	6.56%	5.8%
NY	5.52%	4.8%
WA	7.28%	3.8%
IL	2.97%	3.5%
NJ	2.75%	3.5%
VA	5.28%	3.3%
CO	5.67%	3.2%
PA	5.12%	2.9%

© 2020 Fannie Mae
Q1 2020 Financial Supplement 8

Net Worth, Treasury Funding and Senior Preferred Stock Dividends

Net Worth and Treasury Funding Commitment
(Dollars in billions)



$13.9
$113.9
As of March 31, 2020
Net worth
Remaining Treasury funding commitment

Dividend Payments and Draws
(Dollars in billions)



$181.4
$119.8
As of March 31, 2020
Cumulative dividend payments to Treasury[8]
Cumulative draws from Treasury[9]

© 2020 Fannie Mae

Q1 2020 Financial Supplement 9

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Single-Family Highlights

Q1 2020

$4,541M
Net interest income

$(152)M
Investment losses, net

$(460)M
Fair value losses, net

$(2,250)M
Credit-related expense

$68M
Net income

Single-Family Conventional Loan Acquisitions(1)



$300
$200
$100
$0
UPB
(Dollars in billions)
50.4
46.7
45.9
46.9
49.4
$85
$29
$56
$128
$49
$79
$194
$90
$104
$189
$116
$73
$191
$122
$69
50
40
30
20
10
0
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Refinance
Purchase
Average charged guaranty fee on new single-family conventional acquisitions, net of TCCA (bps)(2)

Single-Family Conventional Guaranty Book of Business(1)



$4,000
$3,000
$2,000
$1,000
$0
UPB
(Dollars in billions)
43.3
43.4
43.5
43.6
43.8
$2,904
$2,907
$2,924
$2,946
$2,964
50
40
30
20
10
0
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Average UPB oustanding of Single-Family conventional guaranty book
Average charged guaranty fee on Single-Family conventional guaranty book, net of TCCA (bps)(2)

Q1 2020 Market Share: New Single-Family Mortgage-Related Securities Issuances



Private-label securities 4%
Ginnie Mae 32%
Fannie Mae 38%
Freddie Mac 26%

Key Highlights

Single-Family net income was $68 million in the first quarter of 2020 compared with $3.8 billion in the fourth quarter of 2019. The decrease in net income in the first quarter of 2020 was primarily driven by:

- a shift from credit-related income to credit-related expense. The $2.3 billion of credit-related expense for the quarter reflected a $3.4 billion increase in the allowance for loan losses related to the economic disruption caused by the COVID-19 outbreak;
- investment losses as a result of the decrease in the fair value of held-for-sale loans; and
- fair value losses in the first quarter compared with fair value gains in the fourth quarter, driven by decreases in interest rates.

© 2020 Fannie Mae

Q1 2020 Financial Supplement 11

Certain Credit Characteristics of Single-Family Conventional Loan Acquisitions

Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period

Categories are not mutually exclusive	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Full Year 2019	Q1 2020
Total UPB (Dollars in billions)	$85.0	$128.1	$194.3	$188.5	$595.9	**$190.5**
Weighted Average OLTV Ratio	78%	78%	77%	74%	76%	**74%**
OLTV Ratio > 95%	10%	8%	7%	4%	7%	**3%**
Weighted-Average FICO® Credit Score(3)	742	746	751	753	749	**753**
FICO Credit Score < 680(3)	11%	8%	6%	6%	7%	**6%**
DTI Ratio > 43%(4)	35%	30%	26%	25%	28%	**25%**
Fixed-rate	98%	99%	100%	99%	99%	**99%**
Owner Occupied	90%	91%	93%	92%	92%	**92%**
HomeReady®(5)	9%	9%	7%	4%	7%	**3%**

YTD 2020 Acquisition Credit Profile by Certain Loan Features

OLTV Ratio >95%	Home-Ready®(5)	FICO Credit Score < 680(3)	DTI Ratio > 43%(4)
$6.4	$5.8	$10.9	$48.0
97%	87%	71%	75%
100%	29%	1%	3%
745	744	657	744
1%	7%	100%	6%
21%	42%	29%	100%
100%	99%	99%	99%
100%	100%	95%	91%
27%	100%	4%	5%

Origination Loan-to-Value Ratio



Weighted-Average OLTV Ratio
Origination LTV > 95%
100%
80%
60%
40%
20%
0%
25%
20%
15%
10%
5%
0%
74%
75%
77%
76%
74%
2.8%
4.9%
7.5%
6.6%
3.0%
2016
2017
2018
2019
YTD 2020
% OLTV > 95%
Weighted-Average OLTV Ratio

FICO Credit Score(3)



Weighted Average FICO Credit Score
% FICO Credit Score < 680
750
500
250
0
25%
20%
15%
10%
5%
0%
750
745
743
749
753
8.7%
10.6%
11.2%
7.3%
6.0%
2016
2017
2018
2019
YTD 2020
% FICO Credit Score < 680
Weighted-Average FICO Credit Score

Acquisitions by Loan Purpose



Share of Acquisitions
100%
75%
50%
25%
0%
19%
33%
44%
22%
20%
56%
22%
12%
65%
20%
28%
52%
24%
40%
36%
2016
2017
2018
2019
YTD 2020
Refi Plus(6) including HARP
Cash-out Refinance
Other Refinance
Purchase

© 2020 Fannie Mae

Q1 2020 Financial Supplement 12

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features(1)(7)

As of March 31, 2020

Categories are not mutually exclusive	Overall Book	Origination Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	2020	Certain Loan Features: OLTV Ratio > 95%	HomeReady®(5)	FICO Credit Score < 680(3)	Refi Plus Including HARP(6)	DTI Ratio > 43%(4)
Total UPB (Dollars in billions)	$2,976.8	$61.7	$101.0	$1,512.9	$338.8	$291.6	$547.4	$123.4	$199.8	$88.0	$307.3	$267.6	$696.9
Average UPB	$175,026	$69,246	$116,472	$158,027	$203,158	$208,299	$253,116	$276,869	$161,042	$183,543	$142,534	$125,908	$188,687
Share of Single-Family Conventional Guaranty Book	100%	2%	3%	52%	11%	10%	18%	4%	7%	3%	10%	9%	24%
Share of Loans with Credit Enhancement(8)	53%	6%	16%	50%	70%	77%	56%	30%	76%	91%	46%	46%	55%
Serious Delinquency Rate(9)	0.66%	2.48%	4.11%	0.41%	0.43%	0.46%	0.07%	0.00%	1.36%	0.48%	2.55%	0.70%	1.06%
Weighted-Average OLTV Ratio	75%	74%	76%	75%	76%	78%	76%	74%	107%	90%	78%	86%	77%
OLTV Ratio > 95%	7%	6%	10%	7%	6%	9%	7%	3%	100%	40%	12%	30%	9%
Amortized OLTV Ratio(10)	67%	50%	62%	62%	71%	75%	75%	73%	95%	87%	69%	69%	69%
Weighted-Average Mark-to-Market LTV Ratio(11)	57%	35%	57%	47%	63%	70%	74%	74%	76%	82%	58%	49%	61%
Weighted-Average FICO Credit Score(3)	747	700	695	752	745	740	749	753	726	737	647	729	734
FICO Credit Score < 680(3)	10%	36%	39%	9%	10%	12%	7%	6%	18%	11%	100%	21%	15%
Fixed-rate	98%	89%	93%	99%	98%	98%	99%	99%	99%	99%	99%	99%	98%

Mark-to-Market Loan-to-Value (MTMLTV) Ratio(11)



Weighted Average MTMLTV
% MTMLTV >100%
60%
58%
57%
57%
57%
1.9%
1.0%
0.5%
0.3%
0.2%
2016
2017
2018
2019
YTD 2020
% MTMLTV > 100%
Weighted-Average MTMLTV

FICO Credit Score(3)



Weighted Average FICO Credit Score
FICO Credit Score < 680
745
745
746
746
747
12.2%
11.8%
11.4%
10.5%
10.3%
2016
2017
2018
2019
YTD 2020
% FICO Credit Score < 680
Weighted-Average FICO Credit Score

Serious Delinquency Rate by Vintage(9)



Serious Delinquency Rate
6.39%
6.55%
4.61%
4.11%
4.11%
2.82%
3.28%
2.69%
2.48%
2.48%
1.20%
1.24%
0.76%
0.66%
0.66%
0.36%
0.53%
0.34%
0.35%
0.35%
2016
2017
2018
2019
YTD 2020
2009 - 2020
Total Single-Family Conventional Guaranty Book of Business
2005-2008
2004 and Prior

© 2020 Fannie Mae

Q1 2020 Financial Supplement 13

Single-Family Credit Risk Transfer

Single-Family Credit Risk Transfer



UPB (Dollars in billions)
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
40%
20%
0%
42%
42%
41%
46%
46%
$1,210
$1,218
$1,213
$1,341
$1,371
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
% Single-family conventional guaranty book in a CRT transaction
Outstanding UPB of a single-family loans in a CRT transaction(14)

Single-Family Loans with Credit Enhancement

Credit Enhancement Outstanding UPB (dollars in billions)	2018 Outstanding UPB	2018 % of Book Outstanding[15]	2019 Outstanding UPB	2019 % of Book Outstanding[15]	YTD 2020 Outstanding UPB	YTD 2020 % of Book Outstanding[15]
Primary mortgage insurance & other[12]	$618	21%	$653	22%	**$658**	**22%**
Connecticut Avenue Securities[13]	$798	27%	$919	31%	**$916**	**31%**
Credit Insurance Risk Transfer[14]	$243	8%	$275	10%	**$307**	**10%**
Lender risk-sharing[13]	$102	4%	$147	5%	**$148**	**5%**
(Less: loans covered by multiple credit enhancements)	($394)	(13)%	($438)	(15)%	**($456)**	**(15)%**
Total single-family loans with credit enhancement	$1,367	47%	$1,556	53%	**$1,573**	**53%**

Single-Family Credit Risk Transfer Issuance



UPB (Dollars in billions)
$600
$400
$200
$—
$233
$222
2014
$239
$189
$40
2015
$331
$15
$240
$76
2016
$410
$44
$265
$102
2017
$338
$45
$206
$86
2018
$445
$73
$290
$82
2019
$118
$10
$58
$50
YTD 2020
Lender risk-sharing
Connecticut Avenue Securities
Credit Insurance Risk Transfer

© 2020 Fannie Mae

Q1 2020 Financial Supplement 14

Single-Family Problem Loan Statistics

Single-Family Serious Delinquency Rate by State as of March 31, 2020[9]



AK
HI
PR
VI
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
NJ
ME
VT
NH
MA
CT

Top 10 States by UPB

State	Serious Delinquency Rate[9]	Average Months to Foreclosure[16]
CA	0.33%	19
TX	0.57%	18
FL	0.83%	38
NY	1.19%	62
WA	0.34%	41
IL	0.91%	20
NJ	1.13%	28
VA	0.48%	16
CO	0.24%	12
PA	0.90%	23

State SDQ Rate:
- Less than 0.51%
- 0.51% to 1.00%
- 1.01% to 2.00%
- 2.01% to 3.00%
- 3.01% and above

Single-Family Loan Workouts



UPB (Dollars in billions)
$40
$30
$20
$10
$0
103.5K
100.6K
118.1K
56.3K
12.0K
$17.5
$16.7
$19.0
$9.3
$2.0
$3.1
$2.1
$14.4
$14.6
$17.9
$8.6
$1.9
2016
2017
2018
2019
YTD 2020
100K
50K
0K
Number of Loan Workouts (Thousands)
Foreclosure Alternatives(17)
Home Retention Solutions(18)
Total Loan Workouts

Single-Family REO Ending Inventory



REO Ending Inventory (Units in thousands)
40
30
20
10
0
38
26
20
18
16
2016
2017
2018
2019
YTD 2020

© 2020 Fannie Mae

Q1 2020 Financial Supplement 15

Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

Certain Product Features (Categories are not mutually exclusive)	% of Single-Family Conventional Guaranty Book of Business[15] 2016	2017	2018	2019	YTD 2020	% of Single-Family Credit Losses[19] For the Period Ended 2016	2017	2018	2019	YTD 2020
Alt-A[20]	3.1%	2.5%	1.9%	1.5%	**1.4%**	24.9%	21.9%	22.4%	16.6%	**12.0%**
Interest-only	1.7%	1.2%	0.8%	0.5%	**0.5%**	12.2%	15.7%	15.4%	11.5%	**1.7%**
Origination LTV Ratio >95%	6.9%	6.6%	6.8%	6.9%	**6.7%**	15.2%	16.9%	14.9%	16.0%	**11.8%**
FICO Credit Score < 680 and OLTV Ratio > 95%[3]	1.7%	1.6%	1.4%	1.3%	**1.2%**	8.1%	8.7%	8.7%	9.4%	**6.6%**
FICO Credit Score < 680[3]	12.2%	11.8%	11.4%	10.5%	**10.3%**	48.7%	45.4%	46.3%	43.1%	**48.2%**
Refi Plus including HARP	15.4%	13.2%	11.4%	9.5%	**9.0%**	14.0%	15.9%	13.2%	15.8%	**27.5%**

Vintage	2016	2017	2018	2019	YTD 2020	2016	2017	2018	2019	YTD 2020
2009 - 2020	87%	90%	92%	94%	**95%**	19%	23%	20%	27%	**59%**
2005 - 2008	8%	6%	5%	4%	**3%**	65%	65%	66%	61%	**26%**
2004 & Prior	5%	4%	3%	2%	**2%**	16%	12%	14%	12%	**15%**

% of YTD 2020 Single-Family Credit Losses by State [19][21]



$138M
57.7%
8.1%
15.4%
2.8%
10.8%
5.2%
All Other States
Illinois
New Jersey
Pennsylvania
California
New York

% of Single-Family Conventional Guaranty Book of Business by State as of March 31, 2020



$3.0T
66.2%
2.9%
3.5%
19.1%
3.5%
4.8%
All Other States
Illinois
New Jersey
Pennsylvania
California
New York

© 2020 Fannie Mae

Q1 2020 Financial Supplement 16

Single-Family Cumulative Default Rates

Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year[22]



2007
2006
2005
2008
2004
2012
2011
2010
2009
16%
14%
12%
10%
8%
6%
4%
2%
0%
Cumulative Default Rate
Yr1
Yr2
Yr3
Yr4
Yr5
Yr6
Yr7
Yr8
Yr9
Yr10
Yr11
Yr12
Yr13
Yr14
Yr 15
Yr 16
Yr 17
Time Since Beginning of Origination Year
2004
2005
2006
2007
2008
2009*
2010*
2011*
2012*
2013*
2014*
2015*
2016*
2017*
2018*
2019*
2020*

* As of March 31, 2020, cumulative default rates on the loans originated in each individual year from 2009-2020 were less than 1%

© 2020 Fannie Mae

Q1 2020 Financial Supplement 17

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Multifamily Highlights

Q1 2020

$806M
Net interest income

$156M
Fee and other income

$184M
Fair value gains, net

$(413)M
Credit-related expense

$393M
Net income

Multifamily Loan Acquisitions



UPB
(Dollars in billions)
$25
$20
$15
$10
$5
$0
$16.9
$17.2
$18.0
$18.1
$14.1
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Multifamily new business volume

Multifamily Guaranty Book of Business[1]



UPB
(Dollars in billions)
$400
$300
$200
$100
$0
74.1
73.3
71.9
71.8
71.9
$314.1
$322.6
$329.6
$338.8
$345.4
80
70
60
50
40
30
20
10
0
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Average charged guaranty fee on multifamily guaranty book of business, at end of period (bps)
UPB outstanding of multifamily guaranty book of business

Multifamily Credit Risk Transfer



UPB
(Dollars in billions)
$100
$75
$50
$25
$0
40%
35%
30%
25%
20%
15%
10%
$48.6
$47.9
$57.7
$66.9
$74.8
15%
15%
18%
25%
30%
$17.1
$29.2
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
% Multifamily guaranty book in a Multifamily CRT transaction
UPB outstanding of multifamily loans in a CIRT transaction
UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue Securities™ transaction

Key Highlights

- Multifamily net income was $393 million in the first quarter of 2020, compared with $547 million in the fourth quarter of 2019.
- The decrease in net income was attributable primarily to a shift to credit-related expense in the first quarter of 2020 from credit-related income in the fourth quarter of 2019. The $413 million of credit-related expense for the quarter reflected a $636 million increase in the allowance for loan losses related to the economic disruption caused by the COVID-19 outbreak.

© 2020 Fannie Mae

Q1 2020 Financial Supplement 19

Certain Credit Characteristics of Multifamily Loan Acquisitions

Certain Credit Characteristics of Multifamily Loans by Acquisition Period[1]

Categories are not mutually exclusive	2016	2017	2018	2019	YTD 2020
Total UPB (Dollars in billions)	$55.3	$67.1	$65.4	$70.2	**$14.1**
Weighted Average OLTV Ratio	68%	67%	65%	66%	**66%**
Loan Count	3,335	3,861	3,723	4,113	**972**
% Lender Recourse[2]	99%	100%	100%	100%	**100%**
% DUS[3]	99%	98%	99%	100%	**100%**
% Full Interest-Only	23%	26%	33%	33%	**32%**
Weighted Average OLTV Ratio on Full Interest-Only Acquisitions	57%	58%	58%	59%	**60%**
Weighted Average OLTV Ratio on Non-Full Interest-Only Acquisitions	71%	70%	68%	69%	**69%**
% Partial Interest-Only[4]	60%	57%	53%	56%	**56%**

Origination Loan-to-Value Ratio[1]



Share of Acquisitions
100%
75%
50%
25%
0%
53%
47%
59%
41%
68%
32%
66%
33%
67%
32%
2016
2017
2018
2019
YTD 2020
% Origination LTV less than or equal to 70%
% Origination LTV greater than 70% and less than or equal to 80%
% Origination LTV greater than 80%

Top 10 MSAs by YTD 2020 Acquisition UPB[1]



$0.7B
$0.7B
$0.6B
$0.5B
$0.4B
$0.4B
$0.4B
$0.4B
$0.4B
$0.4B
Share of Acquisitions: 34.8%
Total UPB: $4.9B
Dallas
Seattle
New York
Washington, D.C.
Phoenix
San Jose
Atlanta
Sacramento
Philadelphia
Los Angeles

Acquisitions by Note Type[1]



Share of Acquisitions
100%
80%
60%
40%
20%
0%
24%
76%
20%
80%
11%
89%
7%
93%
7%
93%
2016
2017
2018
2019
YTD 2020
Variable-rate
Fixed-rate

© 2020 Fannie Mae

Q1 2020 Financial Supplement 20

Certain Credit Characteristics of Multifamily Guaranty Book of Business

Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment[1]

As of March 31, 2020

Categories are not mutually exclusive	Overall Book	Acquisition Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	2020	Asset Class or Targeted Affordable Segment: Conventional /Co-op[5]	Seniors Housing[5]	Student Housing[5]	Manufactured Housing[5]	Privately Owned with Subsidy[6]
Total UPB (Dollars in billions)	$345.4	$4.0	$6.5	$127.6	$59.6	$63.5	$70.1	$14.1	$300.6	$17.4	$14.3	$13.1	$38.9
% of Multifamily Book	100%	1%	2%	38%	17%	18%	20%	4%	87%	5%	4%	4%	11%
Loan Count	27,399	783	3,210	11,392	3,351	3,585	4,107	971	24,818	690	678	1,213	3,663
Average UPB (Dollars in millions)	$12.6	$5.2	$2.0	$11.2	$17.8	$17.7	$17.1	$14.6	$12.1	$25.3	$21.0	$10.8	$10.6
Weighted Average OLTV Ratio	66%	72%	66%	67%	67%	65%	66%	66%	66%	66%	67%	66%	69%
Weighted Average DSCR[7]	1.9	3.0	2.2	2.0	2.0	1.8	1.9	2.0	2.0	1.8	1.7	2.0	2.1
% Fixed rate	89%	11%	45%	91%	87%	91%	93%	93%	91%	63%	87%	90%	78%
% Full Interest-Only	27%	26%	33%	20%	28%	34%	33%	32%	29%	12%	24%	18%	24%
% Partial Interest-Only[4]	51%	6%	13%	48%	56%	53%	56%	56%	50%	56%	66%	58%	37%
% Small Balance Loans[8]	47%	76%	92%	50%	29%	27%	34%	30%	48%	13%	27%	50%	55%
% Lender Recourse[2]	98%	96%	80%	97%	100%	100%	100%	100%	98%	100%	99%	100%	97%
% DUS[3]	98%	98%	85%	98%	97%	99%	100%	100%	98%	98%	100%	100%	96%
Serious Delinquency Rate[9]	0.05%	0.00%	0.26%	0.05%	0.14%	0.00%	0.02%	0.00%	0.05%	0.05%	0.10%	0.00%	0.07%

UPB by Maturity Year[1]



$3.1B
$9.1B
$14.8B
$16.6B
$19.9B
Total UPB:
$345.4B
$281.9B
2020
2021
2022
2023
2024
Other

Top 10 MSAs by UPB[1]



$8.6B
$9.0B
$9.2B
$9.4B
$10.5B
$10.6B
$13.5B
$16.3B
$21.3B
$29.7B
Share of Book of Business:
40%
Total UPB:
$138.1B
New York
Los Angeles
Dallas
Washington, D.C.
Houston
Atlanta
Seattle
Phoenix
San Francisco
Chicago

Multifamily Guaranty Book of Business by Note Type[1]



Share of Book of Business
100%
80%
60%
40%
20%
0%
20%
80%
18%
82%
15%
85%
12%
88%
11%
89%
2016
2017
2018
2019
YTD 2020
Variable-rate
Fixed-rate

© 2020 Fannie Mae

Q1 2020 Financial Supplement 21

Multifamily Serious Delinquency Rates and Credit Losses

DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through YTD 2020(3)(10)



Credit Loss Rate
2%
1.5%
1%
0.5%
0%
2005: 0.5% 0.4% —%
2006: 0.9% 0.7% 0.2%
2007: 1.2% 1.1% 0.9%
2008: 0.8% 0.9% 1.4%
2009: 0.3% 0.3% 0.1%
2010: 0.1% 0.1% —%
2011: —% —% —%
2012: —% —%
2013: —% —%
2014: 0.1% 0.1%
2015 - 2019: —% —%
YTD 2020: —% —%
DUS Credit Loss Rate
Multifamily Total Credit Loss Rate
Non-DUS Credit Loss Rate

Serious Delinquency Rates(3)(9)



Serious Delinquency Rate
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.36%
1.20%
0.92%
0.71%
0.63%
0.59%
0.44%
0.39%
0.56%
0.55%
0.50%
0.30%
0.24%
0.34%
0.24%
0.10%
0.15%
0.21%
0.21%
0.18%
0.07%
0.05%
0.07%
0.05%
0.11%
0.06%
0.04%
0.05%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
YTD 2020
DUS Serious Delinquency
Multifamily Total Serious Delinquency Rate
Non-DUS Serious Delinquency Rate

Credit Loss (Benefit) Ratio, Net(11)



Basis Points
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
(2.3)
(2.7)
(0.2)
(0.7)
0.6
(0.1)
2.1
2014
2015
2016
2017
2018
2019
YTD 2020

© 2020 Fannie Mae

Q1 2020 Financial Supplement 22

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Financial Overview Endnotes

(1) Prior period amounts have been adjusted to reflect the current year change in presentation related to the yield maintenance fees. As of January 1, 2020, all yield maintenance fees have been reported in interest income. For consolidated loans, the portion of the fee passed through to the holders of the trust certificates are classified as interest expense.

(2) Previously included in Other expenses, net. Primarily consists of costs associated with the CIRT and CAS programs as well as enterprise-paid mortgage insurance. Excluded from this expense are costs related to the CAS transactions accounted for as debt instruments and credit risk transfer programs accounted for as derivative instruments.

(3) Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011, the incremental revenue from which is remitted to Treasury and not retained by the company.

(4) Includes interest income from assets held in the company's retained mortgage portfolio and other investments portfolio, as well as other assets used to generate lender liquidity. Also includes interest expense on the company's outstanding corporate debt and Connecticut Avenue Securities® debt.

(5) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period.

(6) U.S. Gross Domestic Product ("GDP") growth is the quarterly series calculated by the Bureau of Economic Analysis and is subject to revision. GDP growth rate for YTD 2020 is the Advance Estimate published on April 29, 2020.

(7) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2020. Including subsequent data may lead to materially different results. Home price change is not seasonally adjusted. UPB estimates are based on data available through the end of March 2020, and the top 10 states are reported by UPB in descending order.

(8) Aggregate amount of dividends Fannie Mae has paid to Treasury on the senior preferred stock from 2008 through March 31, 2020. Under the terms of the senior preferred stock purchase agreement, dividend payments made to Treasury do not offset prior draws of funds from Treasury.

(9) Aggregate amount of funds the company has drawn from Treasury pursuant to the senior preferred stock purchase agreement from 2008 through March 31, 2020.

© 2020 Fannie Mae

Q1 2020 Financial Supplement 24

Single-Family Business Endnotes

(1) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae; (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized; and (c) other credit enhancements that Fannie Mae provided on single-family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(2) Represents the sum of the average guaranty fee rate for the company's single-family conventional guaranty arrangements during the period plus the recognition of any upfront cash payments relating to these guaranty arrangements over an estimated average life at the time of acquisition. Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the TCCA, the incremental revenue from which is remitted to Treasury and not retained by the company.

(3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(4) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

(5) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with origination LTV ratios greater than 95%.

(6) "Refi Plus" refers to loans acquired under Fannie Mae's Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers who were current on their loans and who applied prior to the initiative's December 31, 2018 sunset date. Refi Plus had no limits on maximum LTV ratio and provided mortgage insurance flexibilities for loans with LTV ratios greater than 80%.

(7) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories.

(8) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan.

(9) "Serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product feature, or state, divided by the number of loans in the single-family conventional guaranty book of business in that origination year, product feature, or state.

(10) Amortized origination loan-to-value ratio, is calculated based on the current UPB of a loan at period end, divided by the home price at origination of the loan.

© 2020 Fannie Mae

Q1 2020 Financial Supplement 25

Single-Family Business Endnotes

(11) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available.

(12) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance.

(13) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions.

(14) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $7 billion at issuance and approximately $3 billion outstanding as of March 31, 2020.

(15) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of period end.

(16) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during three months ended March 31, 2020. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation.

(17) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower's voluntarily signing over title to the property.

(18) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed; (b) repayment plans, reflects only those plans associated with loans that were 60 days or more delinquent; and (c) forbearances, not including forbearances associated with loans that were less than 90 days delinquent when entered.

(19) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to specific loans.

(20) For a description of our Alt-A loan classification criteria, refer to the glossary in Fannie Mae's 2019 Form 10-K. The company discontinued the purchase of newly originated Alt-A loans in 2009, except for those that represent the refinancing of a loan acquired prior to 2009, which has resulted in the acquisitions of Alt-A mortgage loans remaining low and the percentage of the book of business attributable to Alt-A to continue to decrease over time.

(21) Total amount of single-family credit losses includes those not directly associated with specific loans. Single-family credit losses by state exclude the impact of recoveries that have not been allocated to specific loans. The states presented have the highest credit losses of the ten states with the highest concentration of our single-family conventional guaranty book of business.

(22) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of March 31, 2020 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods.

© 2020 Fannie Mae

Q1 2020 Financial Supplement 26

Multifamily Business Endnotes

(1) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Data reflects the latest available information.

(2) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance.

(3) Under the Delegated Underwriting and Servicing (DUS) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company.

(4) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(5) See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in all applicable categories.

(6) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

(7) Weighted average debt service coverage ratio, or DSCR, is calculated using the most recent property financial operating statements. When operating statement information is not available, the DSCR at the time of acquisition is used. If both are unavailable, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(8) In Q1 2019, the DUS program updated the definition of small multifamily loans to any loan with an original unpaid balance of up to $6 million nationwide. The updated definition has been applied to all loans in the current multifamily guaranty book of business, including loans that were acquired under the previous small loan definition.

(9) Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due.

(10) Cumulative net credit loss rate is the cumulative net credit losses (gains) through March 31, 2020 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. Net credit losses include expected benefit of freestanding credit enhancements, primarily multifamily DUS lender-risk sharing transactions.

(11) Credit loss (benefit) ratio, net represents the annualized net credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of business for the period. Net credit benefits are the result of recoveries on previously charged-off amounts. Net credit losses include expected benefit of freestanding credit enhancements, primarily multifamily DUS lender-risk sharing transactions.

© 2020 Fannie Mae

Q1 2020 Financial Supplement 27